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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 ---------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 1999

                         COMMISSION FILE NUMBER: 0-26040

                         COMPUTER LEARNING CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                     36-3501869
      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)

    11350 RANDOM HILLS ROAD, SUITE 240
            FAIRFAX, VIRGINIA                                  22030
   (Address of principal executive offices)                  (Zip Code)

                                 (703) 359-9333
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On November 4, 1999, Computer Learning Centers, Inc. (the "Company") issued a press release announcing that it had retained an investment bank to explore opportunities to maximize shareholder value, including the possible sale of the Company. A copy of the press release is being filed herewith as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated November 4, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUTER LEARNING CENTERS, INC.


                                    By:    /s/ Charles L. Cosgrove
                                       ---------------------------------
Dated: November 9, 1999                  Charles L. Cosgrove
                                         Chief Financial Officer & Secretary